MATADOR RESOURCES COMPANY AND SAN MATEO MIDSTREAM ANNOUNCE LEADERSHIP PROMOTIONS

DALLAS, Texas – June 12, 2025 – Matador Resources Company (NYSE: MTDR) (“Matador”) and its midstream affiliate, San Mateo Midstream, LLC (“San Mateo”), today announced several leadership promotions, effective June 11, 2025.

•Bryan A. Erman has been promoted to Co-President, Chief Legal Officer and Head of M&A
•William D. Lambert has been promoted to Executive Vice President, Chief Financial Officer and Head of Strategy
•Brian J. Willey has been promoted to Executive Vice President – Midstream of Matador and Executive Vice President, Chief Administrative Officer and Chief Legal Officer of San Mateo
•Robert T. Macalik has been promoted to Executive Vice President – Administration and Finance of Matador and Executive Vice President and Chief Financial Officer of San Mateo

Bryan A. Erman, currently Executive Vice President, General Counsel and Head of M&A, has been promoted to Co-President, Chief Legal Officer and Head of M&A, and William D. Lambert, currently Executive Vice President, Deputy Chief Financial Officer and Chief of Strategy, has been promoted to Executive Vice President, Chief Financial Officer and Head of Strategy.

“I would like to congratulate Bryan and Bill on their promotions,” said Joseph Wm. Foran, Matador’s Founder, Chairman and Chief Executive Officer. “Bryan’s contributions have gone well beyond land and legal operations, and this promotion reflects his critical role in shaping and executing our strategy and objectives alongside Co-President, Van Singleton.” Mr. Foran continued, “Since joining us earlier this year, Bill has already made significant contributions to Matador’s finance and investor relations teams, demonstrating strong leadership and a deep understanding of our business. I look forward to working with him as our Chief Financial Officer.”

Additionally, Brian J. Willey, currently Executive Vice President and Chief Financial Officer, who previously led the San Mateo team, has been promoted to Executive Vice President – Midstream of Matador and Executive Vice President, Chief Administrative Officer and Chief Legal Officer of San Mateo, and Robert T. Macalik, currently Executive Vice President and Chief Accounting Officer, who supported the Chief Financial Officer and finance team, has been promoted to Executive Vice President – Administration and Finance of Matador and Executive Vice President and Chief Financial Officer of San Mateo.

Timothy E. Parker, Matador’s Lead Independent Director, noted, “With the recently completed expansion of the Marlan Plant, San Mateo’s midstream system has grown from a total gas processing capacity of 60 million cubic feet per day (“MMcf/d”) in 2016 to 720 MMcf/d today, making it one of the top three midstream gas processing systems by capacity in New Mexico. As our midstream business grows in value and strategic importance, we’re excited for Brian and Rob, who have been key members of the team at Matador for many years, to take on leadership roles at San Mateo. These promotions will help strengthen San Mateo for future opportunities and growth as we continue to explore ways to maximize the value of San Mateo for Matador’s shareholders.”

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas. Matador also operates in the Haynesville shale and Cotton Valley plays in Northwest

Louisiana. Additionally, Matador conducts midstream operations in support of its exploration, development and production operations and provides natural gas processing, oil transportation services, natural gas, oil and produced water gathering services and produced water disposal services to third parties.

For more information, visit Matador Resources Company at www.matadorresources.com.

About San Mateo Midstream

San Mateo Midstream is a strategic joint venture formed in February 2017 by a subsidiary of Matador and a subsidiary of Five Point Infrastructure LLC. San Mateo provides an all-inclusive approach to midstream services for the three main streams produced by oil and natural gas activities, including natural gas gathering, compression, treating and processing services; produced water gathering and disposal services; and oil gathering and transportation services. San Mateo owns and operates natural gas, produced water, and oil gathering and transportation systems in the Delaware Basin, the Black River and Marlan Gas Processing Complexes in Eddy County, New Mexico with a combined designed inlet capacity of 720 MMcf/d of natural gas and 16 commercial produced water disposal wells in Eddy County, New Mexico and Loving County, Texas, with a combined designed disposal capacity of 475,000 barrels per day. San Mateo serves as the primary midstream solution for its anchor customer, Matador, and provides midstream services to other E&P operators in the Delaware Basin.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about the growth of Matador’s midstream business, the impact of the promotions described above on San Mateo and other statements that are not historical facts. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, disruption from Matador’s acquisitions or dispositions making it more difficult to maintain business and operational relationships; significant transaction costs associated with Matador’s acquisitions or dispositions; the risk of litigation and/or regulatory actions related to Matador’s acquisitions or dispositions, as well as the following risks related to financial and operational performance: general economic conditions; Matador’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; the operating results of Matador’s midstream oil, natural gas and water gathering and transportation systems, pipelines and facilities, the acquiring of third-party business and the drilling of any additional salt water disposal wells; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; delays and other difficulties related to regulatory and governmental approvals and restrictions; impact on Matador’s operations due to seismic events; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; availability of sufficient capital to execute its business plan, including from future cash flows, capital markets, available borrowing capacity under its revolving credit facilities and otherwise; the operating results of and the availability of any potential distributions from our joint ventures; weather and environmental conditions; and the other factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz
Senior Vice President - Investor Relations
(972) 371-5225
investors@matadorresources.com

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